SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) August 26, 1999


                       GE CAPITAL MORTGAGE SERVICES, INC.
                  (as Seller and Servicer under the Pooling and
                Servicing Agreement, dated as of August 1, 1999,
                       providing for the issuance of REMIC
                   Pass-Through Certificates, Series 1999-19)



                       GE Capital Mortgage Services, Inc.
             (Exact name of registrant as specified in its charter)

   New Jersey                      33-5042                    21-0627285
--------------------------------------------------------------------------------
(State or other jurisdiction    (Commission               (I.R.S. Employer
 of incorporation)               File Number               Identification No.)




                             Three Executive Campus
                          Cherry Hill, New Jersey 08002
               (Address of Principal Executive Office) (Zip Code)




        Registrant's telephone number, including area code (609) 661-6100

ITEM 2.   ACQUISITION OR DISPOSITION OF ASSETS

General.

On August 26, 1999, GE Capital Mortgage Services, Inc. ("GECMSI") offered to investors certain classes of its REMIC Pass-Through Certificates, Series 1999-19 (the "Certificates") evidencing beneficial ownership interests in a trust fund (the "Trust Fund"). The assets of the Trust Fund consist primarily of a pool ("Pool 1999-19") of conventional, one- to four-family residential loans (the "Mortgage Loans"). Capitalized terms used herein and not otherwise defined shall have the meanings assigned to them in the Prospectus dated August 19, 1999 as supplemented by the Prospectus Supplement dated August 19, 1999.

The original principal balance of each Class of the Certificates is as follows:

       Class A1                                     $147,370,000.00
       Class R                                              $100.00
       Class M                                        $1,211,000.00
       Class B1                                         $454,000.00
       Class B2                                         $454,000.00
       Class B3                                         $454,000.00
       Class B4                                         $228,000.00
       Class B5                                         $227,956.47
       Class PO                                       $1,006,172.13
       Total :                                      $151,405,228.60



The initial Junior Percentage and initial Senior Percentage for Pool 1999-19 are approximately 2% and 98%, respectively. The "Bankruptcy Loss Amount," the "Fraud Loss Amount" and the "Special Hazard Loss Amount" for Pool 1999-19 as of the initial issuance of the Certificates are $100,000.00, $1,514,052.00 and $1,714,862.00, respectively, representing approximately .0700%, 1.0000%, and 1.1300%, respectively, of the aggregate Scheduled Principal Balances of the Mortgage Loans as of August 1, 1999 (the "Cut-off Date").


Description of the Mortgage Pool and the Mortgaged Properties

Pool 1999-19

Pool 1999-19 consists primarily of fixed-rate, fully-amortizing conventional Mortgage Loans evidenced by Mortgage Notes which have original maturities of 10 to 15 years and an aggregate outstanding Scheduled Principal Balance as of the Cut-off Date, after deducting payments of principal due on or before such date and prepayments of principal received before such date, of $151,405,228.60.

The interest rates (the "Mortgage Rates") borne by the 430 Mortgage Loans conveyed by GECMSI to Pool 1999-19 range from 6.1250% to 8.2500% and the weighted average Mortgage Rate as of the Cut-off Date is 6.9448% per annum (all weighted averages in this filing are weighted by aggregate outstanding Scheduled Principal Balance as of the Cut-off Date). At origination, the principal balances of the Mortgage Loans in Pool 1999-19 ranged from $40,000.00 to $860,000.00, and, as of the Cut-off Date, the average outstanding Scheduled Principal Balance of the Mortgage Loans in Pool 1999-19 is $352,105.18, after application of principal payments due on or before the Cut-off Date and prepayments of principal received before such date. The earliest origination date of any Mortgage Loan in Pool 1999-19 is October 16, 1997, and the latest scheduled maturity date of any such Mortgage Loan is August 1, 2014. The weighted average loan-to-value ratio of the Mortgage Loans as of the Cut-off Date in Pool 1999-19 is 67.3021%.

The Mortgage Loans in Pool 1999-19 have the following characteristics as of the Cut-off Date.

a) The following table sets forth information, as of the Cut-off Date, with respect to the Mortgage Rates borne by the Mortgage Loans in Pool 1999-19:

MORTGAGE     # OF       AGGREGATE BALANCES          % OF POOL BY
  RATES      LOANS      AS OF CUT-OFF DATE       AGGREGATE BALANCE
  -----      -----      ------------------       -----------------
 6.1250%        4           $1,088,357.57               0.7188%
 6.2500%        2             $735,105.09               0.4855%
 6.3750%       10           $4,078,801.87               2.6940%
 6.5000%       20           $7,135,006.84               4.7125%
 6.6250%       37          $14,054,336.47               9.2826%
 6.7500%       73          $24,674,888.29              16.2973%
 6.8750%       98          $35,206,559.69              23.2533%
 6.9000%        1              $72,597.16               0.0479%
 7.0000%       60          $19,665,259.56              12.9885%
 7.1250%       36          $13,200,107.89               8.7184%
 7.2500%       36          $11,279,497.43               7.4499%
 7.3750%       25           $9,201,474.38               6.0774%
 7.5000%       14           $5,448,842.64               3.5988%
 7.6250%        4           $2,145,318.02               1.4169%
 7.7500%        3           $1,183,991.61               0.7820%
 7.8750%        4           $1,056,648.99               0.6979%
 8.0000%        1             $411,806.49               0.2720%
 8.1250%        1             $446,719.61               0.2950%
 8.2500%        1             $319,909.00               0.2113%
  Total       430         $151,405,228.60             100.0000%


b) The following table sets forth information, as of the Cut-off Date, with respect to the original principal balances of the Mortgage Loans in Pool 1999-19 :

      ORIGINAL                             AGGREGATE BALANCES     % OF POOL BY
      BALANCES           # OF LOANS        AS OF CUT-OFF DATE    AGGREGATE BAL.
      --------           ----------        ------------------    --------------
       0 - 227,150             25             $3,394,129.20           2.2418%
$227,151 - 250,000             17             $4,106,503.17           2.7123%
$250,001 - 300,000            126            $35,072,199.01          23.1644%
$300,001 - 350,000             84            $27,091,233.22          17.8932%
$350,001 - 400,000             80            $29,950,660.56          19.7818%
$400,001 - 450,000             29            $12,287,970.67           8.1159%
$450,001 - 600,000             51            $26,974,497.74          17.8161%
$600,001 - 650,000             10             $6,392,162.18           4.2219%
$650,001 - 1,000,000 +          8             $6,135,872.85           4.0526%
Total                         430           $151,405,228.60         100.0000%

The largest outstanding Scheduled Principal Balance of any Mortgage Loan, as of the Cut-off Date, in Pool 1999-19 is $857,431.05.

The smallest outstanding Scheduled Principal Balance of any Mortgage Loan, as of the Cut-off Date, in Pool 1999-19 is $40,000.00.

c) The following table sets forth information, as of the Cut-off Date, with respect to the years of origination of the Mortgage Loans in Pool 1999-19:

 YEAR OF                       AGGREGATE BALANCES          % OF POOL BY
ORIGINATION    # OF LOANS      AS OF CUT-OFF DATE        AGGREGATE BALANCE
-----------    ----------      ------------------        -----------------
   1997              2              $409,626.12              0.2705%
   1998             10            $3,341,488.53              2.2070%
   1999            418          $147,654,113.95             97.5225%
  Total            430          $151,405,228.60            100.0000%



d) The following table sets forth information, as of the Cut-off Date, with respect to the loan-to-value ratios of the Mortgage Loans at origination in Pool 1999-19:

  LOAN-TO-VALUE
     RATIO AT          # OF          AGGREGATE BALANCES      % OF POOL BY
   ORIGINATION         LOANS         AS OF CUT-OFF DATE    AGGREGATE BALANCE
   -----------         -----         ------------------    -----------------
  00.000 - 50.00        65             $23,540,625.32          15.5481%
  50.001 - 60.00        55             $20,321,011.64          13.4216%
  60.001 - 70.00        78             $27,997,461.45          18.4917%
  70.001 - 75.00        58             $21,716,706.70          14.3434%
  75.001 - 80.00       140             $47,740,460.41          31.5317%
  80.001 - 85.00         7              $2,496,741.23           1.6490%
  85.001 - 90.00        20              $6,064,036.37           4.0052%
  90.001 - 95.00         7              $1,528,185.48           1.0093%
      Total            430            $151,405,228.60         100.0000%

e) The following table sets forth information, as of the Cut-off Date, with respect to the type of Mortgaged Properties securing the Mortgage Loans in Pool 1999-19:

            TYPE OF                       AGGREGATE BALANCES     % OF POOL BY
            DWELLING       # OF LOANS     AS OF CUT-OFF DATE   AGGREGATE BALANCE
            --------       ----------     ------------------   -----------------
Single-family detached        406          $144,327,434.69        95.3252%
Single-family attached          6            $1,749,471.86         1.1555%
Condominium                    11            $2,912,287.10         1.9235%
2 - 4 Family Units              5            $1,705,530.58         1.1265%
Co-op                           2              $710,504.37         0.4693%
Total                         430          $151,405,228.60       100.0000%

f) The following table sets forth information, as of the Cut-off Date, with respect to the occupancy status of the Mortgaged Properties securing the Mortgage Loans as represented by the mortgagors at origination in Pool 1999-19:

                                           AGGREGATE BALANCES          % OF POOL BY
           OCCUPANCY      # OF LOANS       AS OF CUT-OFF DATE        AGGREGATE BALANCE
           ---------      ----------       ------------------        -----------------
Owner Occupied               415               $146,289,947.14           96.6214%
Vacation                      14                 $4,809,644.63           3.1767%
Investment                     1                   $305,636.83            0.2019%
Total                        430               $151,405,228.60          100.0000%


g) The following table sets forth information, as of the Cut-off Date, with respect to the geographic distribution of the Mortgaged Properties securing the Mortgage Loans in Pool 1999-19:

                        # OF       AGGREGATE BALANCES         % OF POOL BY
 STATE                  LOANS      AS OF CUT-OFF DATE      AGGREGATE BALANCE
 -----                  -----      ------------------      -----------------
Alabama                    2             $748,508.38             0.4944%
Arizona                   14           $4,497,295.96             2.9704%
Arkansas                   2             $590,510.22             0.3900%
California               101          $37,212,812.52            24.5783%
Colorado                  19           $6,753,085.32             4.4603%
Connecticut               12           $5,017,918.46             3.3142%
Delaware                   1             $308,000.00             0.2034%
District Of Columbia       2             $774,751.59             0.5117%
Florida                   17           $6,006,506.40             3.9672%
Georgia                   17           $6,657,115.08             4.3969%
Hawaii                     1             $642,073.75             0.4241%
Illinois                  27           $9,954,474.95             6.5747%
Indiana                    3           $1,242,701.53             0.8208%
Iowa                       2             $947,519.52             0.6258%
Maine                      1             $291,114.51             0.1923%
Maryland                  23           $7,065,832.99             4.6668%
Massachusetts             25           $8,456,840.52             5.5856%
Michigan                  21           $7,804,879.01             5.1550%
Minnesota                  6           $2,265,875.43             1.4966%
Mississippi                1             $341,823.07             0.2258%
Missouri                  11           $4,409,103.65             2.9121%
Nebraska                   2             $897,505.01             0.5928%
Nevada                     2             $604,609.29             0.3993%
New Jersey                14           $4,654,224.51             3.0740%
New York                  10           $2,484,193.87             1.6408%
North Carolina            10           $2,837,505.83             1.8741%
Ohio                       3             $963,275.24             0.6362%
Oklahoma                   5           $1,203,961.15             0.7952%
Oregon                     3           $1,089,070.20             0.7193%
Pennsylvania               7           $1,932,789.39             1.2766%
Rhode Island               2             $678,060.52             0.4478%
South Carolina             4           $1,574,352.95             1.0398%
Tennessee                 10           $3,560,211.80             2.3514%
Texas                     17           $5,509,694.71             3.6390%
Utah                       3             $894,666.24             0.5909%
Virginia                  14           $4,676,930.29             3.0890%
Washington                 9           $3,451,577.02             2.2797%
Wisconsin                  6           $1,959,915.92             1.2945%
Wyoming                    1             $443,941.80             0.2932%
Total                    430         $151,405,228.60           100.0000%


h) The following table sets forth information, as of the Cut-off Date, with respect to the maturity dates of the Mortgage Loans in Pool 1999-19:

 YEAR OF      # OF      AGGREGATE BALANCES          % OF POOL BY
 MATURITY    LOANS      AS OF CUT-OFF DATE        AGGREGATE BALANCE
 --------    -----      ------------------        -----------------
   2009         8          $2,669,682.80                  1.7633%
   2012         1            $159,003.48                  0.1050%
   2013         5          $1,477,591.44                  0.9759%
   2014       416        $147,098,950.88                 97.1558%
  Total       430        $151,405,228.60                100.0000%

The weighted average scheduled remaining term to maturity of the Mortgage Loans in Pool 1999-19 calculated as of the Cut-off Date is 176.93 months.

i) The following table sets forth information, as of the Cut-off Date, with respect to the purpose of the Mortgage Loans in Pool 1999-19:

                               #         AGGREGATE BALANCES     % OF POOL BY
        PURPOSE OF LOAN     OF LOANS     AS OF CUT-OFF DATE   AGGREGATE BALANCE
        ---------------     --------     ------------------   -----------------
Purchase                      184          $64,968,708.51            42.9105%
Rate Term/Refinance           237          $84,017,941.86            55.4921%
Cash-out Refinance              9           $2,418,578.23             1.5974%
Total                         430         $151,405,228.60           100.0000%


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL STATEMENTS AND  EXHIBITS.

1.1 The Underwriting Agreement, dated as of April 24, 1995, and the related Terms Agreement, dated as of August 10, 1999, for certain of the Series 1999-19 Certificates between GE Capital Mortgage Services, Inc. and PaineWebber Incorporated

4.1 The Pooling and Servicing Agreement for the Series 1999-19 Certificates, dated as of August 1, 1999, between GE Capital Mortgage Services, Inc., as seller and servicer, and State Street Bank and Trust Company, as trustee.

                                   SIGNATURES





Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                 GE Capital Mortgage Services, Inc.



                                 By:      /s/ Syed W. Ali
                                          ---------------
                                 Name:    Syed W. Ali
                                 Title:   Vice President







Dated as of August 26, 1999

                                   SIGNATURES




Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                 GE Capital Mortgage Services, Inc.



                                 By:      /s/ Syed W. Ali
                                          ---------------
                                 Name:    Syed W. Ali
                                 Title:   Vice President





Dated as of August 26, 1999

                                  EXHIBIT INDEX




The exhibits are being filed herewith:



EXHIBIT NO.                     DESCRIPTION
-----------                     -----------


1.1 The Underwriting Agreement, dated as of April 24, 1995, and the related Terms Agreement, dated as of August 10, 1999, for certain of the Series 1999-19 Certificates between GE Capital Mortgage Services, Inc. and PaineWebber Incorporated.

4.1 The Pooling and Servicing Agreement for the Series 1999-19 Certificates, dated as of August 1, 1999, between GE Capital Mortgage Services, Inc., as seller and servicer, and State Street Bank and Trust Company, as trustee.